UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 26, 2005 (July 20, 2005)
                                                 -----------------------------

                                 PROTALEX, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       000-28385                                          91-2003490
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 (Commission File Number)                      (IRS Employer Identification No.)

                   145 Union Square Drive, New Hope, PA 18938
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               (Address of Principal Executive Offices) (Zip Code)

                                  215-862-9720
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                Section 1 -- Registrant's Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

Protalex, Inc. (the "Company") and Victor S. Sloan, M.D. entered into a letter agreement, effective as of July 20, 2005, concerning Dr. Sloan's employment as Senior Vice President and Chief Medical Officer of the Company. A description of the material terms of this letter agreement are set forth in Item 5.02 of this Current Report on Form 8-K, which description is incorporated by reference in this Item 1.01.

                Section 5 -- Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers, Election of Directors; Appointment of Principal Officers.

(c) On July 20, 2005, Victor S. Sloan. M.D., 46, accepted the position of Senior Vice President and Chief Medical Officer of the Company. Dr. Sloan is expected to start working for the Company on or about August 15, 2005 (the "Start Date").

Previously, Dr. Sloan had been the Senior Director and Disease Area Section Head, Arthritis at Novartis Pharmaceuticals Corporation.

In connection with his employment, the Company and Dr. Sloan entered into a letter agreement, effective as of July 20, 2005, which provides for a monthly salary of $21,667.00 and a grant of options to acquire 250,000 shares of the Company's common stock. These options vest at a rate of 1/48 per month commencing on the six month anniversary from his Start Date, retroactive to the Start Date, have a 10-year term and are otherwise subject to the terms and conditions of the Company's 2003 Stock Option Plan and its related agreements. The letter agreement also provides for an award of 40,000 restricted shares of the Company's common stock, as well as payment of specified relocation expenses. Dr. Sloan is eligible to participate in the Company's annual executive bonus plan, as well as in any life, health, accident, disability, or hospitalization insurance plans, pension plans, or retirement plans as the Company's Board of Directors makes available to the Company's executives as a group.

Either the Company or Dr. Sloan can terminate Dr. Sloan's employment at any time, with or without cause, upon notice. If the Company terminates Dr. Sloan without cause, he is entitled to one lump sum payment equal to his annual base salary at the time of such termination.

The press release, dated July 26, 2005, announcing Dr. Sloan's employment is attached hereto as Exhibit 99.1.

                 Section 9 -- Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibit

(c) Exhibits.

99.1 Press release dated July 26, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Protalex, Inc.
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                                       (Registrant)

Date: 7/26/05                          /s/ Marc L. Rose
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                                       By:    Marc L. Rose
                                       Title: Vice President of Finance,
                                              Chief Financial Officer,
                                              Treasurer and Corporate Secretary